3. SUMMARY OF MATERIAL ACCOUNTING POLICY INFORMATION: (e) Restoration and close down provision (Policies)	12 Months Ended
Jan. 31, 2026
Policies
(e) Restoration and close down provision

(e)Restoration and close down provision

The Company is required to have a bond in place in an amount determined by the Ministry of Mines to provide for the costs of reclamation of the site disturbances.  This bond shows as Reclamation deposit in the assets on the statement of financial position.  The reclamation obligation is generally considered to have been incurred when mine assets are constructed or the ground environment is disturbed at the project location.

The Company also estimates the timing of the outlays, which is subject to change depending on continued operation or newly discovered reserves.  Additional disturbances or changes in restoration obligations will be recognized when they occur.

The Company has determined that it has no additional restoration obligations as at January 31, 2026.